Construction in progress	12 Months Ended
Jun. 30, 2013
Construction In Progress Disclosure [Abstract]
Construction in progress

Note 10 – Construction in progress

CIP at June 30, 2013 and 2012 amounted to $40,224,821 and $39,379,553, respectively, and relates to the new coking plant. No depreciation is provided for CIP until such time the asset in question is completed and placed into service. Due to the delay of the mine consolidation process, management estimated the completion date for CIP may be delayed until July 2014.

Project	Total as of June 30, 2013	Estimated cost to complete	Estimated total cost	Estimated completion date
New coking plant	$40,224,821	$26,826,890	$67,051,711	July 2014